UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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GENERAL MOTORS COMPANY

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MENU Select a Country | Contact Us | Careers Top of Form Bottom of Form SHOP FOR A VEHICLE Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles Learn More NEWS AND STORIES All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Learn More OUR COMPANY Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Learn More INVESTORS Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Learn More OWNER ASSISTANCE All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Learn More PROXY MATERIALS HOME HOW TO VOTE LETTERS SHAREHOLDER MATERIALS BOARD OF DIRECTORS PRESS RELEASES Your Board of Directors and Management Team are Transforming GM for the Future Our ongoing success has included launching dozens of award-winning products around the world, delivering four years of record global sales, returning substantial capital to shareholders and advancing our mission to define and lead the future of personal mobility. We have the right Board and the right strategy in place to build a strong and sustainable business for the long term and create increased value for our shareholders. At this year’s annual meeting, GM shareholders have an important decision to make regarding the future of their investment in GM. This website provides important information to help you make an informed choice. MAKE YOUR VOTE COUNT at the Annual Meeting of Shareholders on Tuesday, June 6, 2017. We strongly urge you to vote the WHITE proxy card FOR ALL of your Board’s nominees, AGAINST Greenlight’s proposal for a dual-class share structure and in accordance with your BOARD’S recommendation on all other matters. GM has a Proven Strategy that is Delivering Record Results and Long-Term Value Since 2013, EPS-diluted has grown 152% to $6.00 in 2016, while EPS-diluted-adjusted has grown 92% to a record $6.12 in 2016. GM also expects to generate about $15 billion in automotive operating cash flow and about $6 billion in adjusted automotive free cash flow in 2017. Note: Does not consider the potential future impact of adjustments or the effects of the Opel/Vauxhall related transactions described in our Form 8-K dated March 6, 2017. GM has a Demonstrated Commitment to Returning Capital to Shareholders Given our strong performance, under our framework GM expects to return approximately $25 billion to shareholders from 2012 through the end of 2017, including: ~$6.4 billion in dividends since initiated in 2014 through 2016; ~$11.7 billion in share repurchases from 2012 through 2016; and ~$2.2 billion in dividends and $5.0 billion in share repurchases expected in 2017. This represents approximately half of GM’s current market capitalization and more than 90% of its adjusted automotive free cash flow over the same period. (2) Based on total estimated dividends and repurchases of $7.2B and net income to common stockholders of $9.3B, based on mid-point of 2017E guidance. Market Recognition of GM’s Progress For the calendar year 2016, GM was number one in Total Shareholder Return among its global automotive OEM peers. And, despite industry headwinds, GM has also outperformed a significant majority of its peers over the past five years. (3) Local currency returns as of May 1, 2017. Total Shareholder Return calculates return on stock prices adjusted for stock splits, cash dividends, rights offerings and spin-offs. Peer Group TSR calculated as median of the constituent companies. (4) Includes GM Proxy peer set of Toyota Motor, Daimler, Ford, Honda, Volkswagen, BMW, Nissan, Renault, Hyundai, Suzuki, Fiat Chrysler (NYSE:FCAU where available, otherwise BIT:FCA), Tesla, Mazda and Kia. GM has an Expert, Active Board with World-Class Experience GM’s Board is working for you. We believe your directors represent the best mix of expertise, qualifications and skills to advance GM’s business strategy and serve the interests of all shareholders by driving long-term value creation. Protect Your Investment in General Motors Please vote FOR ALL of your Board’s nominees and AGAINST the Greenlight proposal TODAY by telephone, online or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. REMEMBER: We believe that Greenlight’s flawed, high-risk proposal will not create additional value. We urge you NOT to vote using any “Green” proxy card sent to you by Greenlight Capital, as doing so will revoke your vote on the WHITE proxy card. Your Vote is Important, No Matter How Many or How Few Shares You Own If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies: INNISFREE M&A INCORPORATED Shareholders Call Toll-Free: (877) 825-8964 Banks and Brokers Call Collect: (212) 750-5833 Shop for a Vehicle Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles News and Stories All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Our Company Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Investors Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Owner Assistance All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Site Help Select a Country Contact Us Site Map FAQ Additional GM Sites Ignition Recall Takata Information Dealers & Suppliers Follow GM © 2017 General Motors Press Room Supply Chain Responsibility Careers Copyright / Trademark User Guidelines Privacy Statement California Privacy Policy Ignition Recall Takata Information Social Media Policy

MENU Select a Country | Contact Us | Careers Top of Form Bottom of Form SHOP FOR A VEHICLE Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles Learn More NEWS AND STORIES All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Learn More OUR COMPANY Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Learn More INVESTORS Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Learn More OWNER ASSISTANCE All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Learn More PROXY MATERIALS HOME HOW TO VOTE LETTERS SHAREHOLDER MATERIALS BOARD OF DIRECTORS PRESS RELEASES Letters Letter to ShareholdersMay 19, 2017 GM’s Chairman and CEO, Mary Barra, and Independent Lead Director, Tim Solso, Discuss the Board of Directors’ Approach to Value Creation and Openness to New Ideas Download Letter to ShareholdersMay 15, 2017 GM’s Board and Management are Transforming GM and Delivering Value for Shareholders Download Letter to ShareholdersMay 8, 2017 Meet GM’s Board of Directors: World-Class Board Represents Best Mix of Expertise, Qualifications and Skills for GM Download Letter to ShareholdersApril 28, 2017 GM is Driving Strong Operating Performance, Returning Capital to Shareholders and Delivering Record-Setting Results Download Letter to ShareholdersApril 24, 2017 GM Responds to Greenlight’s Dual Class Share Proposal, Strongly Recommends Voting Against Greenlight Proposal and For Board’s Nominees Download Chairman’s Letter2016 Letter from Chairman and CEO Mary Barra on GM’s 2016 Achievements Download Shop for a Vehicle Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles News and Stories All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Our Company Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Investors Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Owner Assistance All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Site Help Select a Country Contact Us Site Map FAQ Additional GM Sites Ignition Recall Takata Information Dealers & Suppliers Follow GM © 2017 General Motors Press Room Supply Chain Responsibility Careers Copyright / Trademark User Guidelines Privacy Statement California Privacy Policy Ignition Recall Takata Information Social Media Policy

MENU Select a Country | Contact Us | Careers Top of Form Bottom of Form SHOP FOR A VEHICLE Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles Learn More NEWS AND STORIES All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Learn More OUR COMPANY Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Learn More INVESTORS Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Learn More OWNER ASSISTANCE All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Learn More PROXY MATERIALS HOME HOW TO VOTE LETTERS SHAREHOLDER MATERIALS BOARD OF DIRECTORS PRESS RELEASES Shareholder Materials Shareholder EngagementMay 12, 2017 Presentation for Shareholders on GM’s Strategy and Performance and Assessment of Greenlight Proposal and Nominees Download GM Annotations to Annotated Term SheetMay 4, 2017 Position on Greenlight’s Annotated Term Sheet Download GM’s Response to Greenlight’s LetterMay 4, 2017 Response to Greenlight’s Letter Regarding GM’s Engagement with Rating Agencies Download GM’s Response to Greenlight’s ProposalMarch 28, 2017 Response to Greenlight’s Dual-Class Shares Proposal Download General Motors Proxy Statement and Notice2017 Download Form 10-K2016 Download Shop for a Vehicle Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles News and Stories All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Our Company Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Investors Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Owner Assistance All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Site Help Select a Country Contact Us Site Map FAQ Additional GM Sites Ignition Recall Takata Information Dealers & Suppliers Follow GM © 2017 General Motors Press Room Supply Chain Responsibility Careers Copyright / Trademark User Guidelines Privacy Statement California Privacy Policy Ignition Recall Takata Information Social Media Policy

heading 2;heading 3;heading 4;MENU Select a Country | Contact Us | Careers Top of Form Bottom of Form SHOP FOR A VEHICLE Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles Learn More NEWS AND STORIES All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Learn More OUR COMPANY Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Learn More INVESTORS Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Learn More OWNER ASSISTANCE All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Learn More PROXY MATERIALS HOME HOW TO VOTE LETTERS SHAREHOLDER MATERIALS BOARD OF DIRECTORS PRESS RELEASES Meet Your Board of Directors GM’s Board is working for you. We believe your directors represent the best mix of expertise, qualifications and skills to advance GM’s business strategy and serve the interests of all shareholders by driving long-term value creation. Nine of eleven directors are independent, plus Chairman and CEO Mary Barra and former UAW leader Joseph Ashton, appointed by UAW Trust. Each of our directors brings broad and deep experience in the management of large, complex, global organizations, and a track record of extraordinary leadership with specific expertise in related manufacturing industries, complex financial and accounting matters, risk management and security matters, global government relations, public policy and regulatory matters, technology and innovation and marketing. Average tenure is four years and three new directors have joined within the past two years, bringing their fresh perspectives to your Board. 45% of directors are women and 55% are men, contributing to a diverse Board. Your Board and Management are Delivering Results, and will Continue Working to do so with Your Support. We strongly recommend that GM shareholders elect these world-class leaders by voting the WHITE proxy card FOR ALL your BOARD’S qualified and experienced nominees. Combined Skills and Experience of Your General Motors Board Your Board of Directors In-depth knowledge of the company and the global automotive industry Extensive leadership, strategic planning, operating and business experience and a deep understanding of the company’s strengths, weaknesses, risks and challenges Deep understanding of GM’s corporate culture and strategic direction Ability to focus the Board’s oversight and drive the most efficient execution of GM’s strategic plan and vision for the future Demonstrated leadership and management skills coupled with strong engineering background and extensive experience in global product development Previous leadership experience in purchasing and supply chain, human resources and manufacturing engineering Valuable knowledge of governance matters facing large public companies Experience and insight into the complexities of managing a major global organization, including the importance of vehicle and workplace safety Background leading a company through strong financial performance and shareholder returns, international growth and business restructuring Past leadership in emissions reduction technology and related environmental activities, corporate responsibility, diversity and human rights issues Extensive experience in manufacturing and engineering of diesel engines and compliance with challenging emissions laws and regulations Ability to contribute significantly to Board deliberations regarding GM’s global product development strategies Valuable insight into advancing the business priorities of operations in South America based on previous experience in serving as U.S. Chairman of the U.S.-Brazil CEO Forum Deep understanding of global markets and business operations and corporate responsibility and experience as a lead director of other large, global public companies, particularly in the areas of finance, accounting and corporate governance Experience in organizing campaigns and contract negotiations with major manufacturing and technology companies in a variety of industries, during his career with the UAW Deep understanding of how labor strategy can affect a company’s financial success Expertise in areas such as manufacturing processes, pension and health care costs, government relations, employee engagement and training and plant safety Knowledge of labor relations matters relevant to GM’s ongoing labor considerations and commitment to industry leadership in global workplace safety Nomination to the GM Board designated by the VEBA Trust Strong leadership capability demonstrated through her various senior leadership positions at Lockheed, including experience in business restructuring, finance and risk management Significant operations and strategic planning expertise and an extensive background in information technology (“IT”) and cybersecurity Valuable perspective to Board deliberations regarding GM’s IT function and various technology systems and processes, including those related to mobility and autonomous vehicles Past leadership in expanding IT capabilities beyond government customers to international and commercial markets Experience as a director at other large, global public companies, particularly in the areas of finance, audit, strategic investments, acquisitions, divestitures and technology and innovation Significant international and operational leadership, strategic planning and business and finance experience Long track record in consumer businesses, which enables him to bring a consumer orientation and valuable insight to Board deliberations regarding our strategy to enhance the customer experience and earn customers for life Business restructuring expertise and past experience executing significant business transformations and innovations at both Heinz and Novartis, which has enabled him to make significant contributions to our Board’s ongoing evaluation of the structure of our global business Prior experience as a director of another large, global public company, including service on its governance and finance committees Strong senior leadership and risk management experience, as well as capital markets expertise, brings a unique financial and shareholder perspective from her over 30 years managing globally diverse portfolios in the endowment and investment management field Currently serves as a director and member of the audit committee of Lazard, one of the world’s leading global financial advisory and asset management firms, and member of the board of advisors of The Baupost Group, a leading hedge fund manager with $27bn under management As President and CEO of Harvard Management Company (“HMC”),the world’s largest university endowment with approximately $36bn under management, successfully managed through the financial crisis, significantly repositioned the endowment, and reestablished a worldclass investment platform to support Harvard’s future educational and research goals Related background having established an investment office and delivered substantial growth through a period of rapidly changing market conditions, as the Chief Investment Officer of Wellesley College Deep and innovative institutional experience in investments in public and private companies, including leading pioneering investments in private timberland for Harvard, crisis management, coverage of the steel and insurance industries among others as an equities analyst and strengthening HMC’s commitment to sustainable investment by signing on to the United Nations-supported Principles for Responsible Investment (PRI), the first university endowment in the United States to join the organization Served as chair of Partners Healthcare Investment Committee overseeing $10bn in assets and on the Yale University Investment Committee, which oversees the investment of the Yale endowment Significant contributions to the Board’s oversight of GM’s strategic initiatives and as Member of the Audit Committee, particularly the evaluation of GM’s disciplined capital allocation framework and its financial policies and transactions and varied financial and risk management issues Extensive senior leadership experience gained over 43-year career in the U.S. military, culminating in appointment and Senate confirmation as Chairman of the Joint Chiefs of Staff – highest ranking military officer under two U.S. Presidents Four Four-Star assignments in the U.S. Navy, including: Chief of Naval Operations (2005-2007), equivalent of the Navy’s chief executive officer (320,000 personnel) Vice Chief of Naval Operations (2003-2004), equivalent of the Navy’s chief operating officer Deputy Chief of Naval Operations (2001-2003), equivalent of the Navy’s chief financial officer ($115 bn annual budget) Led U.S. armed forces during a critical period of transition, including overseeing two active war zones and rapid development and deployment of innovative technologies and new methodologies for effective 21st century military solutions Deep experience leading change in complex organizations, strategic planning, budget policy, risk and crisis management, executive development and succession planning, diversity implementation, cybersecurity and technical innovation Significant contributions to our Board as Chairman of the Risk Committee and Member of the Audit Committee and proactive strategic counsel regarding geopolitical risks and opportunities, succession planning, diversity, accountability, crisis management, public policy, safety culture, cybersecurity and autonomous vehicles, all of which are important to the oversight of GM’s strategic initiatives in a period of rapid change Additional experience as a director of another large public company and in overseeing all of its highly sensitive security management requirements Thirty-nine years of experience in the energy industry, first at Phillips Petroleum Company and then ConocoPhillips Domestic and international senior management experience, overseeing mergers and acquisitions, business restructurings and negotiated joint ventures, and strategically repositioning ConocoPhillips to compete in an increasingly challenging and highly competitive industry Global strategic manufacturing expertise and keen risk and safety management experience, enabling him to make a significant contribution to Board deliberations in these and other important areas Additional in-depth background in finance and his experience as a director of other large, global public companies Demonstrated leadership and proven business acumen, as the CEO of highly technical, global, complex companies Experience with a wide range of issues, including mergers and acquisitions, technology disruptions and business restructuring, as she led Lucent’s recovery through a severe industry downturn and later a merger with Alcatel Valuable experience in connection with a highly complex business restructuring transaction, as leader of the Hewlett-Packard Company board of directors in connection with its split into two public companies Extensive global experience in corporate strategy, finance, sales and marketing, technology and leadership development Significant expertise in corporate governance and executive compensation gained from her robust service on boards and board committees of other large, global public companies Extensive financial expertise, corporate leadership and operational experience through positions held as chief financial officer of large multinational, consumer-facing companies Demonstrated leadership in corporate finance offering key skills, including financial reporting, accounting and control, business planning and analysis and risk management Experience with large-scale, transformational information technology implementations at Wal-Mart and Black & Decker Corporation, which provide valuable insight to our IT organization Previous and current board positions at public companies involved with home building, security and investments provide exposure to diverse industries with unique challenges enabling him to make a significant contribution to our Board across a broad range of issues facing the company Strong senior leadership and risk management experience, as well as capital markets expertise, brings a unique financial and shareholder perspective from her over 30 years managing globally diverse portfolios in the endowment and investment management field Currently serves as a director and member of the audit committee of Lazard, one of the world’s leading global financial advisory and asset management firms, and member of the board of advisors of The Baupost Group, a leading hedge fund manager with $27bn under management As President and CEO of Harvard Management Company (“HMC”), the world’s largest university endowment with approximately $36bn under management, successfully managed through the financial crisis, significantly repositioned the endowment, and reestablished a world-class investment platform to support Harvard’s future educational and research goals Related background having established an investment office and delivered substantial growth through a period of rapidly changing market conditions, as the Chief Investment Officer of Wellesley College Deep and innovative institutional experience in investments in public and private companies, including leading pioneering investments in private timberland for Harvard, crisis management, coverage of the steel and insurance industries among others as an equities analyst and strengthening HMC’s commitment to sustainable investment by signing on to the United Nations-supported Principles for Responsible Investment (PRI), the first university endowment in the United States to join the organization Served as chair of Partners Healthcare Investment Committee overseeing $10bn in assets and on the Yale University Investment Committee, which oversees the investment of the Yale endowment Significant contributions to the Board’s oversight of GM’s strategic initiatives and as Member of the Audit Committee, particularly the evaluation of GM’s disciplined capital allocation framework and its financial policies and transactions and varied financial and risk management issues Your Board’s Skills & Experience Shop for a Vehicle Our Brands Shop Chevrolet.com Shop Buick.com Shop GMC.com Shop Cadillac.com Dealer Locator Current Offers Fleet Certified Pre-Owned Factory Pre-Owned Future Vehicles News and Stories All News and Stories Most Recent Design Technology Sustainability Community Education Quality Safety Our Company Overview About GM Leadership Diversity History & Heritage Sustainability Careers Giving Back Social Hub Awards Investors Investors Home Investor News Earnings Releases Announcements & Events Sustainability Report Shareholder Information SEC Filings Sales Stock Information Analyst Coverage Historical Dividends Stock Repurchase Program Investor FAQ Investors Contacts Corporate Strategy Corporate Governance 2017 Proxy Materials Owner Assistance All Brands Chevrolet Buick GMC Cadillac Pontiac Oldsmobile Saturn HUMMER Site Help Select a Country Contact Us Site Map FAQ Additional GM Sites Ignition Recall Takata Information Dealers & Suppliers Follow GM © 2017 General Motors Press Room Supply Chain Responsibility Careers Copyright / Trademark User Guidelines Privacy Statement California Privacy Policy Ignition Recall Takata Information Social Media Policy